Mitel Q4 2016 Earnings Call Presentation February 23, 2017 Exhibit 99.1

Safe Harbor Statement Forward Looking Statements Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the ability to recognize the anticipated benefits from the divestment of Mitel’s mobile division; the ability to obtain required regulatory approvals for the divestment of the Mobile division and the timing of obtaining such approvals; the risk that the conditions to the divestment of the Mobile division are not satisfied on a timely basis or at all and the failure of the divestment of the Mobile division to close for any other reason; risks associated with the non-cash consideration to be received by Mitel in connection with the divestment of the Mobile division; the impact to Mitel’s business that could result from the announcement of the divestment of the Mobile division; the anticipated size of the markets and continued demand for Mitel products and services; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities on February 29, 2016 and November 3, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Financial Measurements In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, the following non-GAAP information which management believes provides useful information to investors. Mitel provides a reconciliation between GAAP and non-GAAP financial information in our quarterly results announcements and in the supplemental slides used in conjunction with the company’s quarterly call. This information is available on our website at www.mitel.com under the “Investor Relations” section http://investor.mitel.com/events.cfm. In addition, see the reconciliations located in the tables at the end of this presentation. Non-GAAP Financial Measures This presentation includes references to non-GAAP financial measures including Adjusted EBITDA, EBITDA, non-GAAP net income, non-GAAP EPS (earnings per share), non-GAAP revenues, and non-GAAP gross margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to our quarterly results announcement and the reconciliation located in the tables at the end of this presentation. Mitel completed the acquisition of Mavenir Systems Inc. on April 29, 2015. “As reported” results in our quarterly results announcement and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition. Pro-forma results reflect the results of the company as if it had been fully combined with Mavenir Systems for the full presented period. Non-GAAP Revenues and non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no impact on Mitel’s business or cash flows, but adversely affect the Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to our quarterly announcement as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015. See “Constant Currency Estimates” below, which are Non-GAAP measures. Constant Currency Estimates Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating prior period activity in local currency using the current period currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the US dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Annualized Exit Monthly Cloud Recurring Revenue Annualized Exit Monthly Cloud Recurring Revenue is a leading indicator of our anticipated cloud recurring revenues. We believe that trends in revenue are important to understanding the overall health of our cloud business. Our Annualized Exit Monthly Cloud Recurring Revenue equals our Monthly Cloud Recurring Revenue multiplied by 12. Our Monthly Cloud Recurring Revenue equals the monthly value of all customer subscriptions in effect at the end of a given month. For example, our Monthly Recurring Subscriptions at December 31, 2016 were $10.97 million. As such, our Annualized Exit Monthly Cloud Recurring Revenues at December 31, 2016 were $131.6 million.

Q4 2016 Business Highlights

Financial

- Total Revenues of $311M, with Revenue from Continuing Operations of $260M
- Pending divesture of Mobile division resulted in a goodwill impairment charge of $213M resulting in a GAAP loss per share of $1.72. However, non-GAAP earnings per share were ahead of analyst consensus at $0.25.
- Adjusted EBITDA of $56M

Business Highlights

- Hosted cloud seats were up 35% YoY and grew by 49,000 during the quarter, up from the 43,000 seats added during Q3 2016 and now stand at 543,000
- Mitel achieved the highest score for satisfying Hybrid UC Requirements among the 16 providers evaluated in Gartner's Critical Capabilities for Unified Communications as a Service (UCaaS).
- Mitel's powerful and ever-evolving suite of open APIs within MiVoice Business (MiVB) and MiContactCenter (MiCC) will allow Rentalcars, a UK-based company, to not only integrate with their back office systems, but also deliver on their vision of developing a fully customized and personalized agent desktop portal to optimize customer and agent experience going forward.

4 | ©2017 Mitel. Proprietary and Confidential.

Mobile Divestiture Mitel announced definitive agreement to divest mobile business on December 19, 2016 Key transaction terms $350 million in cash $35 million non-interest bearing promissory note Equity interest in Sierra Private Investments L.P., (the limited partnership that will own both Xura and the mobile division) Expected to close in Q1 2017, subject to obtaining necessary regulatory approvals and other customary closing conditions Mitel will refocus on UCC market as digital transformation accelerates premises-to-cloud transition Transaction will significantly reduce leverage and improves cash flow to drive shareholder value Strengthens Mitel’s financial foundation for future expansion

Quarterly Income Statement Information* Q4 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Total Revenues from Continuing and Discontinued Operations $310.9 (9%) (8%) GAAP Gross Margin % 54.1% 120 bps 140 bps GAAP Net Income (Loss) ($209.2) (3,221%) (2,689%) GAAP EPS – Basic ($1.72) ($1.67) ($1.66) Non-GAAP EPS $0.25 ($0.04) ($0.03) Adj. EBITDA $ $55.6 (11%) (9%) Adj. EBITDA % 17.9% (60 bps) (60 bps) (All amounts dollars in millions except for earnings per share) * Total – including discontinued operations

Quarterly Income Statement Information – Continuing Operations Q4 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) GAAP Revenue $259.8 (6%) (5%) GAAP Gross Margin % 54.0% 80 bps 110 bps GAAP Net Income (Loss) $13.9 456% 827% GAAP EPS – Basic $0.11 $0.09 $0.10 Non-GAAP EPS $0.22 ($0.03) ($0.02) Adj. EBITDA $ $42.7 (13%) (12%) Adj. EBITDA % 16.4% (130 bps) (120 bps) (All amounts dollars in millions except for earnings per share)

Quarterly Income Statement Information – Discontinued Operations Q4 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) GAAP Revenue $51.1 (21%) (21%) GAAP Gross Margin % 54.8% 280 bps 300 bps GAAP Net Income (Loss) ($223.1) (2,435%) (2,390%) GAAP EPS – Basic ($1.83) ($1.76) ($1.76) Non-GAAP EPS $0.03 ($0.01) ($0.01) Adj. EBITDA $ $12.9 0% 1% Adj. EBITDA % 25.2% 310 bps 310 bps * YoY comparison not meaningful due to being in a loss position in prior or current year. (All amounts dollars in millions except for earnings per share)

Full Year Income Statement Information* (Pro Forma) 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Total Revenues from Continuing and Discontinued Operations $1,174.0 (1%) 0% GAAP Gross Margin % 54.2% 150 bps 180 bps GAAP Net Income (Loss) ($217.3) (172%) (158%) GAAP EPS – Basic ($1.79) ($1.13) ($1.09) Non-GAAP EPS $0.62 $0.06 $0.10 Adj. EBITDA $ $161.6 10% 13% Adj. EBITDA % 13.8% 150 bps 170 bps (All amounts dollars in millions except for earnings per share) * Total – including discontinued operations

Full Year Income Statement Information – Continuing Operations (Pro Forma) 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) GAAP Revenue $987.6 (4%) (2%) GAAP Gross Margin % 53.9% 70 bps 100 bps GAAP Net Income (Loss) $35.0 GAAP EPS – Basic $0.29 $0.23 $0.26 Non-GAAP EPS $0.60 ($0.15) ($0.13) Adj. EBITDA $ $129.6 (13%) (11%) Adj. EBITDA % 13.1% (140 bps) (120 bps) (All amounts dollars in millions except for earnings per share) 438% 1,283%

Full Year Income Statement Information – Discontinued Operations (Pro Forma) 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) GAAP Revenue $186.4 14% 15% GAAP Gross Margin % 56.1% 600 bps 630 bps GAAP Net Income (Loss) ($252.3) (192%) (191%) GAAP EPS – Basic ($2.08) ($1.36) ($1.36) Non-GAAP EPS $0.02 $0.21 $0.21 Adj. EBITDA $ $32.0 * * Adj. EBITDA % 17.1% 1,810 bps 1,840 bps * YoY comparison not meaningful due to being in a loss position in prior or current year. (All amounts dollars in millions except for earnings per share)

Segment Performance – Enterprise (All amounts dollars in millions) Q4 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Product $ 142.3 (11%) (10%) $ 522.5 (12%) (10%) Recurring $ 46.9 (3%) (2%) $ 190.7 (1%) 1% Services $ 22.7 (9%) (8%) $ 90.0 4% 6% Total Enterprise Revenue (non-GAAP) $ 211.9 (9%) (8%) $ 803.2 (8%) (6%) Purchase Accounting Adjustments $ 0.0 (100%) (100%) $ 0.0 (100%) (100%) Total Enterprise Revenue (GAAP) $ 211.9 (9%) (7%) $ 803.2 (8%) (6%) Total Enterprise Gross Margin (GAAP) 54.0% 50 bps 70 bps 54.0% 30 bps 60 bps Total Enterprise Gross Margin (non-GAAP) 54.0% 40 bps 60 bps 54.0% 20 bps 50 bps Enterprise Segment Income (Loss) $ 34.4 (12%) (10%) $ 99.9 (15%) (12%) Enterprise Adj. EBITDA $ $ 40.7 (11%) (9%) $ 125.9 (13%) (10%) Enterprise Adj. EBITDA % 19.2% (40 bps) (40 bps) 15.7% (90 bps) (70 bps)

Segment Performance – Cloud (All amounts dollars in millions) Q4 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Product $ 15.3 2% 3% $ 60.9 25% 25% Recurring $ 31.4 12% 12% $ 121.0 15% 16% Services $ 1.2 50% 51% $ 2.5 0% 0% Total Cloud Revenue (non-GAAP) $ 47.9 9% 10% $ 184.4 18% 18% Purchase Accounting Adjustments $ 0.0 0% 0% $ 0.0 Total Cloud Revenue (GAAP) $ 47.9 9% 10% $ 184.4 18% 18% Total Cloud Gross Margin (GAAP) 54.1% 260 bps 270 bps 53.2% 310 bps 310 bps Total Cloud Gross Margin (non-GAAP) 54.1% 260 bps 270 bps 53.2% 310 bps 310 bps Cloud Segment Income (Loss) $ 3.3 14% 14% $ 8.6 291% 257% Cloud Adj. EBITDA $ $ 4.6 10% 10% $ 13.9 104% 98% Cloud Adj. EBITDA % 9.6% 0 bps 0 bps 7.5% 320 bps 300 bps

Segment Performance – Cloud

Growing recurring revenue streams* (All amounts dollars in millions) * excluding discontinued operations Q4 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Enterprise $ 46.9 (3%) (2%) $ 190.7 (1%) 1% Cloud $ 31.4 12% 12% $ 121.0 15% 16% Total Recurring Revenue $ 78.3 2% 4% $ 311.7 5% 6% % of total GAAP revenue from continuing operations 30.1% 250 bps 240 bps 31.6% 260 bps 250 bps

Revenue by Region* (All amounts dollars in millions) * excluding discontinued operations Q4 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) 2016 YoY Historical currency Fav (Unfav) YoY Constant currency Fav (Unfav) Americas $ 115.5 (7%) (7%) $ 472.1 (2%) (2%) EMEA $ 135.9 (7%) (4%) $ 484.2 (6%) (4%) Asia Pacific $ 8.4 15% 8% $ 31.3 11% 13% Purchase Accounting Adjustments $ 0.0 (100%) (100%) $ 0.0 (100%) (100%) Total Revenue $259.8 (6%) (5%) $ 987.6 (4%) (2%)

Select Balance Sheet Metrics – Continuing Operations (Dollars in millions) Dec 2016 Dec 2015 Cash and cash equivalents $ 97.3 $ 82.2 Total Liquidity1 $ 147.3 $ 132.2 Accounts Receivable $ 186.3 $ 209.3 Inventory $ 74.9 $ 87.1 Debt Leverage Actual leverage ratio Permitted leverage ratio Dec 2016 2.98 3.25 1 – Total Liquidity equals Cash and cash equivalents at the end of the December 2016 period plus the Company’s undrawn credit facility of $50M

Q1 2017 Guidance* (All amounts dollars in millions) * excluding discontinued operations GAAP Revenue $210M to $230M GAAP Gross Margin % 52.0% to $54.0% Adjusted EBITDA % 6.5% to 10.5% Non-GAAP Net Income 2.0% to 5.0% Based on 126M Non-GAAP weighted average shares outstanding

Appendix

Historical and Constant Currency Measures* * Total – including discontinued operations Q4 2016 Q4 2015 Q4 2015 YoY YoY constant currency historical currency historical currency constant currency GAAP Revenue 310.9 337.0 342.0 -9% -8% Purchase Accounting Adjustments - 6.3 6.3 -100% -100% Non-GAAP Revenue 310.9 330.7 335.7 -7% -6% GAAP Gross Margin $ 168.3 177.7 181.1 -7% -5% GAAP Gross Margin % 54.1% 52.7% 53.0% 1.2% 1.4% Purchase Accounting Adjustments - (0.2) (0.2) -100% -100% Non-GAAP Gross Margin $ 168.3 177.9 181.3 -7% -5% Non-GAAP Gross Margin % 54.1% 53.8% 54.0% 0.1% 0.3% Net Income (Loss) (209.2) (7.5) (6.3) -3221% -2689% EPS - basic (1.72) $ (0.06) $ (0.05) $ (1.67) $ (1.66) $ EPS - diluted (1.66) $ (0.06) $ (0.05) $ (1.61) $ (1.60) $ Adj. EBITDA $ 55.6 61.0 62.2 -11% -9% Adj. EBITDA % 17.9% 18.4% 18.5% -0.6% -0.6% Non-GAAP Net Income 32.0 35.1 36.3 -12% -9% Non-GAAP EPS 0.25 $ 0.28 $ 0.29 $ (0.04) $ (0.03) $

Historical and Constant Currency Measures* – Full Year (Pro Forma) * Total – including discontinued operations FY 2016 FY 2015 FY 2015 YoY YoY constant currency historical currency historical currency constant currency GAAP Revenue 1,174.0 1,170.1 1,189.7 -1% 0% Purchase Accounting Adjustments (1.2) (15.2) (15.2) -92% -92% Non-GAAP Revenue 1,175.2 1,185.3 1,204.9 -2% -1% GAAP Gross Margin $ 636.6 614.0 627.3 1% 4% GAAP Gross Margin % 54.2% 52.5% 52.7% 1.5% 1.8% Purchase Accounting Adjustments (1.2) (12.0) (12.0) -90% -90% Non-GAAP Gross Margin $ 637.8 626.0 639.3 0% 2% Non-GAAP Gross Margin % 54.3% 52.8% 53.1% 1.2% 1.5% Net Income (Loss) (217.3) (84.3) (79.8) -172% -158% EPS - basic (1.79) $ (0.70) $ (0.66) $ (1.13) $ (1.09) $ Adj. EBITDA $ 161.6 142.7 147.2 10% 13% Adj. EBITDA % 13.8% 12.0% 12.2% 1.5% 1.7% Non-GAAP Net Income 78.1 66.4 70.9 10% 18% Non-GAAP EPS 0.62 $ 0.52 $ 0.56 $ 0.06 $ 0.10 $

Continuing and Discontinued Operations

	Q4 2016	Q4 2015 constant currency	Q4 2015 historical currency	YoY historical currency	YoY constant currency
CONTINUING OPERATIONS					
GAAP Revenue	259.8	272.7	277.0	-6%	-5%
Purchase Accounting Adjustments	-	(0.5)	(0.5)	-100%	-100%
Non-GAAP Revenue	259.8	273.2	277.5	-6%	-5%
GAAP Gross Margin $	140.3	144.4	147.3	-5%	-3%
GAAP Gross Margin %	54.0%	52.9%	53.2%	0.8%	1.1%
Purchase Accounting Adjustments	-	(0.5)	(0.5)	-100%	-100%
Non-GAAP Gross Margin $	140.3	144.9	147.8	-5%	-3%
Non-GAAP Gross Margin %	54.0%	53.0%	53.3%	0.7%	1.0%
Net Income (Loss)	13.9	1.5	2.5	456%	827%
EPS - basic	$ 0.11	$ 0.01	$ 0.02	$ 0.09	$ 0.10
EPS - diluted	$ 0.10	$ 0.01	$ 0.02	$ 0.08	$ 0.09
Adj. EBITDA $	42.7	48.3	49.3	-13%	-12%
Adj. EBITDA %	16.4%	17.7%	17.8%	-1.3%	-1.2%
Non-GAAP EPS	$ 0.22	$ 0.24	$ 0.25	$ (0.03)	$ (0.02)
DISCONTINUED OPERATIONS					
GAAP Revenue	51.1	64.3	65.0	-21%	-21%
Purchase Accounting Adjustments	-	6.8	6.8	-100%	-100%
Non-GAAP Revenue	51.1	57.5	58.2	-12%	-11%
GAAP Gross Margin $	28.0	33.3	33.8	-17%	-16%
GAAP Gross Margin %	54.8%	51.8%	52.0%	2.8%	3.0%
Purchase Accounting Adjustments	-	0.3	0.3	-100%	-100%
Non-GAAP Gross Margin $	28.0	33.0	33.5	-16%	-15%
Non-GAAP Gross Margin %	54.8%	57.4%	57.6%	-2.8%	-2.6%
Net Income (Loss)	(223.1)	(9.0)	(8.8)	(2435%)	(2390%)
EPS - basic	$ (1.83)	$ (0.07)	$ (0.07)	$ (1.76)	$ (1.76)
EPS - diluted	$ (1.77)	$ (0.07)	$ (0.07)	$ (1.69)	$ (1.69)
Adj. EBITDA $	12.9	12.7	12.9	0%	1%
Adj. EBITDA %	25.2%	22.2%	22.2%	3.1%	3.1%
Non-GAAP EPS	$ 0.03	$ 0.04	$ 0.04	$ (0.01)	$ (0.01)

22 | ©2017 Mitel. Proprietary and Confidential.

Mitel®

Continuing and Discontinued Operations – Full Year (Pro Forma)

	FY 2016	FY 2015 constant currency	FY 2015 historical currency	YoY historical currency	YoY constant currency
CONTINUING OPERATIONS					
GAAP Revenue	987.6	1,008.5	1,025.8	-4%	-2%
Purchase Accounting Adjustments	-	(2.9)	(2.9)	-100%	-100%
Non-GAAP Revenue	987.6	1,011.4	1,028.7	-4%	-2%
GAAP Gross Margin $	532.0	533.5	545.2	-2%	0%
GAAP Gross Margin %	53.9%	52.9%	53.1%	0.7%	1.0%
Purchase Accounting Adjustments	-	(2.9)	(2.9)	-100%	-100%
Non-GAAP Gross Margin $	532.0	536.4	548.1	-3%	-1%
Non-GAAP Gross Margin %	53.9%	53.0%	53.3%	0.6%	0.8%
Net Income (Loss)	35.0	2.5	6.5	438%	1,283%
EPS - basic	$ 0.29	$ 0.03	$ 0.06	$ 0.23	$ 0.26
EPS - diluted	$ 0.28	$ 0.03	$ 0.06	$ 0.22	$ 0.25
Adj. EBITDA $	129.6	145.1	149.1	-13%	-11%
Adj. EBITDA %	13.1%	14.3%	14.5%	-1.4%	-1.2%
Non-GAAP EPS	$ 0.60	$ 0.73	$ 0.75	$ (0.15)	$ (0.13)
DISCONTINUED OPERATIONS					
GAAP Revenue	186.4	161.6	163.9	14%	15%
Purchase Accounting Adjustments	(1.2)	(12.3)	(12.3)	-90%	-90%
Non-GAAP Revenue	187.6	173.9	176.2	6%	8%
GAAP Gross Margin $	104.6	80.5	82.1	27%	30%
GAAP Gross Margin %	56.1%	49.8%	50.1%	6.0%	6.3%
Purchase Accounting Adjustments	(1.2)	(9.1)	(9.1)	-87%	-87%
Non-GAAP Gross Margin $	105.8	89.6	91.2	16%	18%
Non-GAAP Gross Margin %	56.4%	51.5%	51.8%	4.6%	4.9%
Net Income (Loss)	(252.3)	(86.8)	(86.3)	(192%)	(191%)
EPS - basic	$ (2.08)	$ (0.72)	$ (0.72)	$ (1.36)	$ (1.36)
EPS - diluted	$ (2.01)				
Adj. EBITDA $	32.0	(2.4)	(1.9)	*	*
Adj. EBITDA %	17.1%	-1.4%	-1.1%	18.1%	18.4%
Non-GAAP EPS	$ 0.02	$ (0.19)	$ (0.19)	$ 0.21	$ 0.21

23 | ©2017 Mitel. Proprietary and Confidential.

Historical and Constant Currency Measures – Segment Q4 2016 Q4 2015 Q4 2015 YoY YoY constant currency historical currency historical currency constant currency Enterprise Segment Product 142.3 157.3 160.1 -11% -10% Recurring 46.9 47.7 48.5 -3% -2% Services 22.7 24.6 25.0 -9% -8% Total Non-GAAP Revenue 211.9 229.5 233.6 -9% -8% Purchase accounting adjustments - (0.5) (0.5) -100% -100% Total GAAP Revenue 211.9 229.0 233.1 -9% -7% Non-GAAP GM % 54.0% 53.3% 53.6% 0.4% 0.6% GAAP GM % 54.0% 53.2% 53.5% 0.5% 0.7% Segment income (loss) 34.4 38.1 39.1 -12% -10% add: Depreciation & Amortization 3.3 4.0 4.0 -18% -18% add: Stock-based compensation 3.0 2.8 2.8 7% 7% Adj. EBITDA $ 40.7 44.9 45.9 -11% -9% Adj. EBITDA % 19.2% 19.6% 19.6% -0.4% -0.4% Cloud Segment Product 15.3 14.9 15.0 2% 3% Recurring 31.4 28.0 28.1 12% 12% Services 1.2 0.8 0.8 50% 51% Total Non-GAAP Revenue 47.9 43.7 43.9 9% 10% Purchase accounting adjustments - - - Total GAAP Revenue 47.9 43.7 43.9 9% 10% Non-GAAP GM % 54.1% 51.4% 51.5% 2.6% 2.7% GAAP GM % 54.1% 51.4% 51.5% 2.6% 2.7% Segment income (loss) 3.3 2.9 2.9 14% 14% add: Depreciation & Amortization 0.8 0.8 0.8 0% 0% add: Stock-based compensation 0.5 0.5 0.5 0% 0% Adj. EBITDA $ 4.6 4.2 4.2 10% 10% Adj. EBITDA % 9.6% 9.6% 9.6% 0.0% 0.0%

Historical and Constant Currency Measures – Segment (Full Year)

	FY 2016	FY 2015 constant currency	FY 2015 historical currency	YoY historical currency	YoY constant currency
Enterprise Segment					
Product	522.5	582.5	594.1	-12%	-10%
Recurring	190.7	188.4	192.2	-1%	1%
Services	90.0	84.6	86.3	4%	6%
Total Non-GAAP Revenue	803.2	855.6	872.6	-8%	-6%
Purchase accounting adjustments	-	(2.9)	(2.9)	-100%	-100%
Total GAAP Revenue	803.2	852.7	869.7	-8%	-6%
Non-GAAP GM %	54.0%	53.6%	53.9%	0.2%	0.5%
GAAP GM %	54.0%	53.4%	53.7%	0.3%	0.6%
Segment income (loss)	99.9	113.9	118.1	-15%	-12%
add: Depreciation & Amortization	14.3	16.9	16.9	-15%	-15%
add: Stock-based compensation	11.7	9.6	9.6	22%	22%
Adj. EBITDA $	125.9	140.4	144.6	-13%	-10%
Adj. EBITDA %	15.7%	16.4%	16.6%	-0.9%	-0.7%
Cloud Segment					
Product	60.9	48.7	48.8	25%	25%
Recurring	121.0	104.6	104.8	15%	16%
Services	2.5	2.5	2.5	0%	0%
Total Non-GAAP Revenue	184.4	155.9	156.1	18%	18%
Purchase accounting adjustments	-	-	-		
Total GAAP Revenue	184.4	155.9	156.1	18%	18%
Non-GAAP GM %	53.2%	50.1%	50.1%	3.1%	3.1%
GAAP GM %	53.2%	50.1%	50.1%	3.1%	3.1%
Segment income (loss)	8.6	2.4	2.2	291%	257%
add: Depreciation & Amortization	3.3	3.0	3.0	10%	10%
add: Stock-based compensation	2.0	1.6	1.6	25%	25%
Adj. EBITDA $	13.9	7.0	6.8	104%	98%
Adj. EBITDA %	7.5%	4.5%	4.4%	3.2%	3.0%

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Mitel®

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

MITEL NETWORKS CORPORATION
Reconciliation of Net Income (Loss) to Non-GAAP Net Income
(in millions of US dollars, except per share amounts)
(unaudited)

	Quarter Ended December 31, 2016 (US GAAP, except as indicated otherwise)	Quarter Ended December 31, 2015 (US GAAP, except as indicated otherwise)	Year Ended December 31, 2016 (US GAAP, except as indicated otherwise)	Year Ended December 31, 2015 (US GAAP, except as indicated otherwise)
Net loss	$ (209.2)	$ (6.3)	$ (217.3)	$ (20.7)
Net loss from discontinued operations	223.1	8.8	252.3	27.2
Net income from continuing operations	13.9	2.5	35.0	6.5
Income tax expense (recovery)	(4.7)	9.0	(1.3)	3.1
Net income from continuing operations, before income taxes	9.2	11.5	33.7	9.6
Adjustments:				
Foreign exchange loss (gain)	(0.4)	(0.3)	(1.9)	(18.8)
Special charges and restructuring costs	13.0	14.9	70.8	47.5
Stock-based compensation	3.5	3.3	13.7	11.2
Amortization of acquisition-related intangibles assets	8.8	9.2	35.1	48.2
Debt retirement and other debt costs	-	-	2.1	9.6
Purchase accounting adjustments	-	0.5	-	2.9
Income from termination fee received	-	-	(60.0)	-
Non-GAAP net income from continuing operations, before income taxes	34.1	39.1	93.5	110.2
Non-GAAP tax expense[(1)]	(6.8)	(7.8)	(18.6)	(22.0)
Non-GAAP net income from continuing operations	27.3	31.3	74.9	88.2
Non-GAAP net income from discontinued operations[(2)]	4.7	5.0	3.2	1.2
Non-GAAP net income	$ 32.0	$ 36.3	$ 78.1	$ 89.4
Non-GAAP net income per share, diluted:				
Non-GAAP net income per common share, continuing operations	$ 0.22	$ 0.25	$ 0.60	$ 0.75
Non-GAAP net income per common share, discontinued operations	$ 0.03	$ 0.04	$ 0.02	$ 0.01
Non-GAAP net income per common share	$ 0.25	$ 0.29	$ 0.62	$ 0.76
Weighted-average number of common shares outstanding, fully diluted (in millions):	125.7	125.1	125.5	118.0

(1) Non-GAAP tax expense is based on an effective tax rate of 20%.
(2) The reconciliation of net loss from discontinued operations to Non-GAAP net income from discontinued operations for the quarter ended December 31, 2016 consists of amortization of acquisition-related intangible assets of $10.1 million, special charges and restructuring costs of $7.4 million, stock-based compensation of $0.8 million income tax recovery of $3.3 million and goodwill impairment of $212.8 million.
The reconciliation of net loss from discontinued operations to Non-GAAP net income from discontinued operations for the quarter ended December 31, 2015 consists of amortization of acquisition-related intangible assets of $10.1 million, special charges and restructuring costs of $2.1 million, stock-based compensation of $0.6 million income tax expense of $1.3 million and purchase accounting adjustments of ($0.3) million.
The reconciliation of net loss from discontinued operations to Non-GAAP net income from discontinued operations for the year ended December 31, 2016 consists of amortization of acquisition-related intangible assets of $40.4 million, special charges and restructuring costs of $13.2 million, stock-based compensation of $3.1 million, purchase accounting adjustments of $1.2 million, income tax recovery of $15.2 million and goodwill impairment of $212.8 million.
The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the year ended December 31, 2015 consists of amortization of acquisition-related intangible assets of $26.9 million, special charges and restructuring costs of $7.1 million, stock-based compensation of $1.6 million income tax recovery of $14.0 million and purchase accounting adjustments of $6.8 million.

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Mitel®

Reconciliation of Net Income (Loss) to Adjusted EBITDA Net loss (209.2) $ (6.3) $ (217.3) $ (20.7) $ Net loss from continuing operations 223.1 8.8 252.3 27.2 Net income from continuing operations 13.9 2.5 35.0 6.5 Adjustments: Interest expense 4.1 4.9 16.8 17.8 Income tax expense (recovery) (4.7) 9.0 (1.3) 3.1 Amortization and depreciation 13.3 14.5 54.4 69.3 Foreign exchange gain (0.4) (0.3) (1.9) (18.8) Special charges and restructuring costs 13.0 14.9 70.8 47.5 Stock-based compensation 3.5 3.3 13.7 11.2 Debt retirement and other debt costs - - 2.1 9.6 Purchase accounting adjustments - 0.5 - 2.9 Income from termination fee received - - (60.0) - Adjusted EBITDA from continuing operations 42.7 49.3 129.6 149.1 Adjusted EBITDA from discontinued operations (1) 12.9 12.9 32.0 19.0 Adjusted EBITDA 55.6 $ 62.2 $ 161.6 $ 168.1 $ (1) The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the quarter ended December 31, 2016 consists of interest expense of $5.5 million, income tax recovery of $2.1 million, amortization and depreciation of $11.6 million, special charges and restructuring costs of $7.4 million, stock-based compensation of $0.8 million and goodwill impairment of $212.8 million. The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the quarter ended December 31, 2015 consists of interest expense of $5.5 million, income tax expense of $2.6 million, amortization and depreciation of $11.2 million, special charges and restructuring costs of $2.1 million, stock-based compensation of $0.6 million and purchase accounting adjustments of ($0.3) million. The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the year ended December 31, 2016 consists of interest expense of $22.0 million, income tax recovery of $14.3 million, amortization and depreciation of $46.3 million, special charges and restructuring costs of $13.2 million, stock-based compensation of $3.1 million, purchase accounting adjustments of $1.2 million and goodwill impairment of $212.8 million. The reconciliation of net loss from discontinued operations to Adjusted EBITDA from discontinued operations for the year ended December 31, 2015 consists of interest expense of $14.6 million, income tax recovery of $13.7 million, amortization and depreciation of $29.8 million, special charges and restructuring costs of $7.1 million, stock-based compensation of $1.6 million and purchase accounting adjustments of $6.8 million. Quarter Ended December 31, 2015 (US GAAP, except Adjusted EBITDA) Quarter Ended December 31, 2016 (US GAAP, except Adjusted EBITDA) MITEL NETWORKS CORPORATION Reconciliation of Net Income (Loss) to Adjusted EBITDA (in millions of US dollars) (unaudited) Year Ended December 31, 2016 (US GAAP, except Adjusted EBITDA) Year Ended December 31, 2015 (US GAAP, except Adjusted EBITDA)

Reconciliation of Guidance

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